Exhibit 99.1
ICU Medical Announces First Quarter 2022 Results

SAN CLEMENTE, Calif., May 9, 2022 (GLOBE NEWSWIRE) -- ICU Medical, Inc. (Nasdaq:ICUI), a leader in the development, manufacture and sale of innovative medical products, today announced financial results for the quarter ended March 31, 2022.

First Quarter 2022 Results

First quarter 2022 revenue was $543.1 million, compared to $318.0 million in the same period last year. GAAP gross profit for the first quarter of 2022 was $168.8 million, as compared to $112.7 million in the same period last year. GAAP gross margin for the first quarter of 2022 was 31%, as compared to 35% in the same period last year. GAAP net loss for the first quarter of 2022 was $(38.1) million, or $(1.61) per diluted share, as compared to GAAP net income of $23.7 million, or $1.09 per diluted share, for the first quarter of 2021. Adjusted diluted earnings per share for the first quarter of 2022 was $1.82 as compared to $1.62 for the first quarter of 2021. Also, adjusted EBITDA was $84.9 million for the first quarter of 2022 as compared to $57.8 million for the first quarter of 2021.

Adjusted EBITDA and adjusted diluted earnings per share are measures calculated and presented on the basis of methodologies other than in accordance with GAAP. Please refer to the Use of Non-GAAP Financial Information following the financial statements herein for further discussion and reconciliations of these measures to GAAP measures.

Vivek Jain, ICU Medical’s Chief Executive Officer, said, “Legacy ICU Medical performance was in line with expectations and the results from the acquired Smiths Medical business reflect the previously disclosed operational challenges.”

Revenues by product line for the three months ended March 31, 2022 and 2021 were as follows (in millions):

As a result of the acquisition of Smiths Medical on January 6, 2022, the following product lines are presented in addition to our legacy product lines: Infusion Systems-Smiths Medical, Vascular Access -Smiths Medical and Vital Care-Smiths Medical.

	Three months ended March 31,
Product Line	2022	2021	$ Change
Infusion Consumables	$140.5	$126.4	$14.1
Infusion Systems	87.0	84.3	2.7
IV Solutions*	88.5	94.2	(5.7)
Critical Care	12.2	13.1	(0.9)
Infusion Systems-Smiths Medical	66.3	—	66.3
Vascular Access-Smiths Medical	79.0	—	79.0
Vital Care-Smiths Medical	69.6	—	69.6
	$543.1	$318.0	$225.1
*IV Solutions includes $11.1 million and $13.9 million of contract manufacturing to Pfizer for the three months ended March 31, 2022 and 2021, respectively.

Conference Call

The Company will host a conference call to discuss its first quarter 2022 financial results, today at 4:30 p.m. ET (1:30 p.m. PT). The call can be accessed at (877) 407-3982, international (408) 774-4587, conference ID 13729265. The conference call will be simultaneously available by webcast, which can be accessed by going to the Company's website at www.icumed.com, clicking on the Investors tab, clicking on Event Calendar and clicking on the Webcast icon and following the prompts. The webcast will also be available by replay.

About ICU Medical

ICU Medical (Nasdaq:ICUI) is a global leader in infusion systems, infusion consumables and high-value critical care products used in hospital, alternate site and home care settings. Our team is focused on providing quality, innovation and value to our clinical customers worldwide. ICU Medical is headquartered in San Clemente, California. More information about ICU Medical can be found at www.icumed.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as ''will,'' ''expect,'' ''believe,'' ''could,'' ''would,'' ''estimate,'' ''continue,'' ''build,'' ''expand'' or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding the future. These forward-looking statements are based on management's current expectations, estimates, forecasts and projections about the Company and assumptions management believes are reasonable, all of which are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to, decreased demand for the Company's products, decreased free cash flow, the inability to recapture conversion delays or part/resource shortages on anticipated timing, or at all, changes in product mix, increased competition from competitors, lack of growth or improving efficiencies, unexpected changes in the Company's arrangements with its largest customers, the impact of the ongoing COVID-19 pandemic on the Company and our financial results and the Company's ability to meet expectations regarding integration of the Smiths Medical business. Future results are subject to risks and uncertainties, including the risk factors, and other risks and uncertainties, described in the Company's filings with the Securities and Exchange Commission, which include those in the Company's most recent Annual Report on Form 10-K and our subsequent filings. Forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

ICU MEDICAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2022	December 31, 2021
	(Unaudited)	(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$329,428	$552,827
Short-term investment securities	14,864	14,420
TOTAL CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENT SECURITIES	344,292	567,247
Accounts receivable, net of allowance for doubtful accounts	202,897	105,894
Inventories	536,314	290,235
Prepaid income taxes	10,219	19,586
Prepaid expenses and other current assets	80,273	46,847
TOTAL CURRENT ASSETS	1,173,995	1,029,809
PROPERTY, PLANT AND EQUIPMENT, net	674,412	468,365
OPERATING LEASE RIGHT-OF-USE ASSETS	92,027	39,847
LONG-TERM INVESTMENT SECURITIES	2,539	4,620
GOODWILL	1,526,866	43,439
INTANGIBLE ASSETS, net	1,094,710	188,311
DEFERRED INCOME TAXES	77,566	42,604
OTHER ASSETS	104,617	63,743
TOTAL ASSETS	$4,746,732	$1,880,738
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$200,991	$81,128
Accrued liabilities	261,820	118,195
Current portion of long-term obligations	13,813	—
Income tax payable	17,491	1,454
TOTAL CURRENT LIABILITIES	494,115	200,777
CONTINGENT EARN-OUT LIABILITY	57,701	2,589
LONG-TERM OBLIGATIONS	1,642,171	—
OTHER LONG-TERM LIABILITIES	134,208	41,830
DEFERRED INCOME TAXES	220,628	1,490
INCOME TAX LIABILITY	19,007	18,021
COMMITMENTS AND CONTINGENCIES	—	—
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $1.00 par value; Authorized — 500 shares; Issued and outstanding — none	—	—
Common stock, $0.10 par value; Authorized — 80,000 shares; Issued — 23,897 and 21,280 shares at March 31, 2022 and December 31, 2021, respectively, and outstanding — 23,884 and 21,280 shares at March 31, 2022 and December 31, 2021, respectively	2,390	2,128
Additional paid-in capital	1,306,264	721,412
Treasury stock, at cost	(2,843)	(27)
Retained earnings	873,719	911,787
Accumulated other comprehensive loss	(628)	(19,269)
TOTAL STOCKHOLDERS' EQUITY	2,178,902	1,616,031
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,746,732	$1,880,738
______________________________________________________
(1) December 31, 2021 balances were derived from audited consolidated financial statements.

ICU MEDICAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In thousands, except per share data)

	Three months ended March 31,
	2022	2021
TOTAL REVENUES	$543,122	$318,046
COST OF GOODS SOLD	374,295	205,366
GROSS PROFIT	168,827	112,680
OPERATING EXPENSES:
Selling, general and administrative	153,212	72,391
Research and development	23,871	10,709
Restructuring, strategic transaction and integration	33,905	2,883
Contract settlement	—	127
TOTAL OPERATING EXPENSES	210,988	86,110
(LOSS) INCOME FROM OPERATIONS	(42,161)	26,570
INTEREST EXPENSE	(13,644)	(161)
OTHER INCOME, net	1,004	683
(LOSS) INCOME BEFORE INCOME TAXES	(54,801)	27,092
BENEFIT (PROVISION) FOR INCOME TAXES	16,733	(3,361)
NET (LOSS) INCOME	$(38,068)	$23,731
NET (LOSS) INCOME PER SHARE
Basic	$(1.61)	$1.12
Diluted	$(1.61)	$1.09
WEIGHTED AVERAGE NUMBER OF SHARES
Basic	23,646	21,149
Diluted	23,646	21,695

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial measures should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. There are material limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled non-GAAP financial measures used by other companies, including peer companies. Our management believes that the non-GAAP data provides useful supplemental information to management and investors regarding our performance and facilitates a more meaningful comparison of results of operations between current and prior periods. We use non-GAAP financial measures in addition to and in conjunction with GAAP financial measures to analyze and assess the overall performance of our business, in making financial, operating and planning decisions, and in determining executive incentive compensation. The non-GAAP financial measures included in this press release are adjusted EBITDA and adjusted diluted earnings per share ("Adjusted Diluted EPS").

Adjusted EBITDA excludes the following items from net income:

Interest, net: We exclude interest in deriving adjusted EBITDA as interest can vary significantly among companies depending on a company's level of income generating instruments and/or level of debt.

Stock compensation expense: Stock-based compensation is generally fixed at the time the stock-based instrument is granted and amortized over a period of several years. The value of stock options is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control. The value of our restricted stock awards is determined using the grant date stock price, which may not be indicative of our operational performance over the expense period. Additionally, in order to establish the fair value of performance-based stock awards, which are currently an element of our ongoing stock-based compensation, we are required to apply judgment to estimate the probability of the extent to which performance objectives will be achieved. Based on the above factors, we believe it is useful to exclude stock-based compensation in order to better understand our operating performance.

Intangible asset amortization expense: We do not acquire businesses or capitalize certain patent costs on a predictable cycle. The amount of purchase price allocated to intangible assets and the term of amortization can vary significantly and are unique to each acquisition. Capitalized patent costs can vary significantly based on our current level of development activities. We believe that excluding amortization of intangible assets provides the users of our financial statements with a consistent basis for comparison across accounting periods.

Depreciation expense: We exclude depreciation expense in deriving adjusted EBITDA because companies utilize productive assets of different ages and the depreciable lives can vary significantly resulting in considerable variability in depreciation expense among companies.

Restructuring, strategic transaction and integration: We incur restructuring and strategic transaction charges that result from events, which arise from unforeseen circumstances and/or often occur outside of the ordinary course of our ongoing business. Although these events are reflected in our GAAP financial statements, these unique transactions may limit the comparability of our ongoing operations with prior and future periods.

Adjustment to reverse the cost recognition related to the purchase accounting write-up of inventory to fair market value: The inventory step-up represents the expense recognition of fair value adjustments in excess of the historical cost basis of inventory obtained through acquisition, these charges are outside of our normal operations and are excluded.

Contract settlement: Occasionally, we are involved in contract renegotiations that may result in one-time settlements. We exclude these settlements as they have no direct correlation to the operation of our ongoing business.

Quality system and product-related remediation: We exclude certain quality system product-related remediation charges in determining our non-GAAP financial measures as they may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

Taxes: We exclude taxes in deriving adjusted EBITDA as taxes are deemed to be non-core to the business and may limit the comparability of our ongoing operations with prior and future periods and distort the evaluation of our normal operating performance.

Adjusted Diluted EPS excludes from diluted EPS, net of tax, stock compensation expense, intangible asset amortization expense, restructuring, strategic transaction and integration, adjustment to reverse the cost recognition related to the purchase accounting write-up of inventory to fair value, contract settlement and quality system product-related remediation charges. The tax effect on the above adjustments is calculated using the specific tax rate applied to each adjustment based on the nature of the item/or the tax jurisdiction in which the item has been recorded.

Non-GAAP income tax provision includes the tax impact of the following adjustments: stock compensation expense; intangible asset amortization expense; restructuring, strategic transaction and integration; adjustment to reverse the cost recognition related to the purchase accounting write-up of inventory to fair value; contract settlement; and quality system product-related remediation charges. The non-GAAP effective income tax rate includes the tax rate effect of the above adjustments calculated using the specific tax rate applied to each adjustment based on the nature of the item/or the tax jurisdiction in which the item has been recorded.

From time to time in the future, there may be other items that we may exclude if we believe that doing so is consistent with the goal of providing useful information to investors and management.

The following tables reconcile our GAAP and non-GAAP financial measures:

ICU MEDICAL, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
(In thousands, except per share data)

	Adjusted EBITDA
	Three months ended March 31,
	2022	2021
GAAP net (loss) income	$(38,068)	$23,731

Non-GAAP adjustments:
Interest, net	13,055	(512)
Stock compensation expense	12,092	6,022
Depreciation and amortization expense	53,138	22,155
Restructuring, strategic transaction and integration	33,905	2,883
Adjustment to reverse the cost recognition related to the purchase accounting write-up of inventory to fair value	14,370	—
Contract settlement	—	127
Quality system and product-related remediation	13,184	—
(Benefit) provision for income taxes	(16,733)	3,361
Total non-GAAP adjustments	123,011	34,036

Adjusted EBITDA	$84,943	$57,767

	Adjusted diluted earnings per share
	Three months ended March 31,
	2022	2021
GAAP diluted (loss) earnings per share	$(1.61)	$1.09

Non-GAAP adjustments:
Stock compensation expense	0.50	0.28
Amortization expense	1.31	0.27
Restructuring, strategic transaction and integration	1.41	0.13
Adjustment to reverse the cost recognition related to the purchase accounting write-up of inventory to fair value	0.60	—
Contract settlement	—	0.01
Quality system and product-related remediation	0.55	—
Estimated income tax impact from adjustments	(0.97)	(0.16)
Earnings per share impact on net loss due to basic versus diluted weighted average shares	0.03	—
Adjusted diluted earnings per share	$1.82	$1.62

ICU MEDICAL, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)(continued)
(In thousands, except percentages)

	GAAP Benefit (Provision) for Income Taxes to Non-GAAP Provision for Income Taxes and GAAP Effective Income Tax Rate to Non-GAAP Effective Income Tax Rate

	Three Months Ended March 31,
	2022			2021
	(Loss) Income Before Income Taxes	Effective Income Tax Rate	Income Tax Benefit (Provision)	Income Before Income Taxes	Effective Income Tax Rate	Income Tax Benefit (Provision)
GAAP As Reported	$(54,801)	31%	$16,733	$27,092	12%	$(3,361)
Non-GAAP adjustments(1)	105,242	22%	$(23,448)	14,850	24%	$(3,534)
Non-GAAP	$50,441	13%	$(6,715)	$41,942	17%	$(6,895)

(1) The tax effect on the non-GAAP adjustments were determined based on the nature of the underlying non-GAAP adjustments and their respective jurisdictional tax rate.

CONTACT:
ICU Medical, Inc.
Brian Bonnell, Chief Financial Officer
(949) 366-2183
ICR, Inc.
John Mills, Partner
(646) 277-1254